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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  March 5, 1997


                             FIRST MARYLAND BANCORP
             (Exact name of registrant as specified in its charter)


                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)


      1-7273                                            52-0981378
(Commission File Number)                    (I.R.S. Employer Identification No.)


       25 S. CHARLES STREET
      BALTIMORE, MARYLAND                                    21201
      (Address of Principal Executive Offices)            (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:(410) 244-4000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
                         ------------------------------
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ITEM 5.     OTHER EVENTS

      As set forth in its Current Reports on Form 8-K dated January 21, 1997, and February 3, 1997, on January 21, 1997, First Maryland Bancorp (the "Company"), its parent, Allied Irish Banks, p.l.c. ("AIB"), and Dauphin Deposit Corporation ("Dauphin") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") pursuant to which, among other things, Dauphin will merge with and into the Company. Filed as a part of this Current Report on Form 8-K are certain unaudited proforma consolidated, condensed financial statements to reflect the merger of Dauphin into the Company on a purchase accounting basis, which financial statements are incorporated herein by reference. Dauphin is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (Commission file no. 0-8415)

ITEM 7. EXHIBITS

(c)   Exhibits

      99.1 Unaudited proforma consolidated statement of condition as of September 30, 1996, and unaudited proforma consolidated statements of income for the year ended December 31, 1995 and the nine months ended September 30, 1996; and notes to unaudited consolidated proforma financial statements.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 5, 1997               FIRST MARYLAND BANCORP


                                    By: JEROME W. EVANS
                                        ----------------------------------------
                                        Jerome W. Evans, Executive
                                        Vice President
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                                  EXHIBIT INDEX


Exhibit           Description                                           Page
-------           -----------                                           ----

99.1              Unaudited proforma consolidated
                  statement of condition as of
                  September 30, 1996, and unaudited
                  proforma consolidated statements of
                  income for the year ended
                  December 31, 1995 and the nine
                  months ended September 30, 1996;
                  and notes to unaudited consolidated
                  proforma financial statements.